UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 June 1, 2018 Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2018, Commonwealth Edison Company (ComEd) announced the following management changes.

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Joseph Trpik, Senior Vice President, Chief Financial Officer and Treasurer will cease serving as ComEd’s principal financial officer on June 11, 2018, when he will assume the position of Senior Vice President and CFO for Exelon Utilities.

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Jeanne Jones is appointed to the position of Senior Vice President, Chief Financial Officer and Treasurer effective on June 11, 2018. Ms. Jones, age 38, has been Vice President, Nuclear Finance of Exelon Generation Company, LLC since October 2014, and previously served as Finance Director from October 2013 until October 2014, and as Exelon Corporation’s Director of Treasury Operations and Cash Management from April 2012 until October 2013.

Ms. Jones’s compensation will include an annual base salary of $330,500, an annual incentive program target opportunity of forty-five percent of her base salary, and a long-term incentive target valued at $341,000 consistent with the Exelon Long-Term Incentive Plan. Long-term incentives (LTI) include performance share awards (accounting for 67% of total LTI value) and restricted stock units (accounting for 33% of total LTI value). Upon assuming her new role, Ms. Jones will also receive three performance share awards valued at the increased target values associated with her new role of $64,537, $115,470, and $115,470 for the three outstanding performance cycles of 2016-2018, 2017-2019, 2018-2020, respectively. Payouts on both the annual incentive program and the performance share awards will be based on the achievement of pre-established performance targets. Ms. Jones will be eligible for benefits similar to those of other Exelon executives, including, without limitation, participation in Exelon’s health, welfare, retirement, relocation and severance plans.

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This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by ComEd include those factors discussed herein, as well as the items discussed in (1) ComEd’s 2017 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23, Commitments and Contingencies; (2) ComEd’s First Quarter 2018 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by ComEd. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, ComEd has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Carter Culver
Carter C. Culver
Assistant Secretary

June 4, 2018